UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 7, 2001


                      SECURITY CAPITAL GROUP INCORPORATED
       -----------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 1-13355                               36-3692698
        ------------------------         ------------------------------------
        (Commission File Number)         (I.R.S. Employer Identification No.)


                 125 Lincoln Avenue, Santa Fe, New Mexico 87501
              (Address of Principal Executive Offices) (Zip Code)


                                 (505) 982-9292
              (Registrant's Telephone Number, Including Area Code)

Item 9.  Regulation FD Disclosure

     On November 7, 2001, the Registrant held a conference call to discuss its operating results for the quarter ended September 30, 2001 and other recent developments and, in connection therewith, made available a slide presentation relating to such call. A copy of the presentation is attached hereto as Exhibit
99.1 and is hereby incorporated herein by reference, and the description herein of such presentation is qualified in its entirety by reference to such presentation. A copy of the press release, dated November 6, 2001, announcing the Registrant's operating results for the quarter ended September 30, 2001 is also attached hereto as Exhibit 99.2.

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements

                    None.

         (b) Pro Forma Financial Information

                    None.

         (c) Exhibits

         Exhibit No.       Document Designation

         99.1 Presentation of Security Capital Group Incorporated dated November 7, 2001.

         99.2 Press Release of Security Capital Group Incorporated dated November 6, 2001.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SECURITY CAPITAL GROUP INCORPORATED


                                       By:  /s/ Jeffrey A. Klopf
                                            Jeffrey A. Klopf
                                            Senior Vice President and Secretary

Dated:   November 7, 2001

                                 Exhibit Index


99.1   Presentation of Security Capital Group Incorporated dated November 7,
       2001.

99.2   Press Release of Security Capital Group Incorporated dated November 6,
       2001.